EXHIBIT 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2004	2003	2004	2004	2004	2003
Interest & Loan Fees Income	$73,793	$64,341	$70,960	$71,151	$215,904	$201,708
Tax Equivalent Adjustment	2,666	2,498	3,288	2,515	8,469	7,520

Interest & Fees Income (FTE)	76,459	66,839	74,248	73,666	224,373	209,228
Interest Expense	21,624	21,589	21,715	21,400	64,739	72,655

Net Interest Income (FTE)	54,835	45,250	52,533	52,266	159,634	136,573
Provision for Credit Losses	1,296	2,222	539	1,357	3,192	5,973
Non-Interest Income:
Inv. Securities Transactions	275	122	106	714	1,095	1,919
Fees from trust & brokerage services	2,837	2,389	2,663	2,570	8,070	7,126
Fees from deposit services	7,594	7,260	7,774	7,397	22,765	21,152
Other charges, commissions, and fees	1,273	1,152	1,282	1,086	3,641	3,201
Income from Mortgage Banking Operations	148	820	242	168	558	2,315
Other Non-Interest Revenue	1,737	1,366	1,634	1,628	4,999	2,915

Total Non-Interest Income	13,864	13,109	13,701	13,563	41,128	38,628

Non-Interest Expense:
Staff Expense	15,328	14,273	14,175	14,111	43,614	40,583
Occupancy & Equipment	3,026	2,560	3,033	3,213	9,272	8,288
Other Expenses	10,954	9,905	11,255	11,307	33,516	30,723
Prepayment penalties on FHLB advances	16,006	0	0	0	16,006	0
Amortization of Intangibles	658	412	683	750	2,091	1,270
OREO Expense	128	245	165	84	377	485
FDIC Expense	152	158	162	159	473	726

Total Non-Interest Expense	46,252	27,553	29,473	29,624	105,349	82,075

Income from Continuing Operations Before Income Taxes (FTE)	21,151	28,584	36,222	34,848	92,221	87,153
Tax Equivalent Adjustment	2,666	2,498	3,288	2,515	8,469	7,520

Income from Continuing Operations Before Income Taxes	18,485	26,086	32,934	32,333	83,752	79,633
Taxes	5,734	7,950	10,477	9,726	25,937	24,221

Income from Continuing Operations	12,751	18,136	22,457	22,607	57,815	55,412
Income from Discontinued Operations Before Income Taxes	17,092	6,657	2,445	1,243	20,780	17,893
Taxes	5,299	1,873	688	346	6,333	5,037

Income from Discontinued Operations	11,793	4,784	1,757	897	14,447	12,856

Net Income	$24,544	$22,920	$24,214	$23,504	$72,262	$68,268

MEMO: Effective Tax Rate	31.01%	30.00%	31.56%	30.00%	30.87%	30.00%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Discontinued Operations Statements of Income

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2004	2003	2004	2004	2004	2003
Interest & Loan Fees Income	—	$7,640	$3,927	$2,923	$6,850	$21,758
Interest Expense	—	2,870	971	572	1,543	7,966

Net Interest Income	—	4,770	2,956	2,351	5,307	13,792
Non-Interest Income:
Service charges, commissions, and fees	—	526	351	214	565	1,650
Income from mortgage banking operations	92	15,014	8,899	6,280	15,271	39,758
Gain on sale of discontinued operations	17,000	0	0	0	17,000	0

Total Non-Interest Income	17,092	15,540	9,250	6,494	32,836	41,408

Non-Interest Expense:
Staff Expense	—	11,234	7,749	5,825	13,574	30,744
Occupancy & Equipment	—	479	496	489	985	1,331
Other Expenses	—	1,940	1,516	1,288	2,804	5,232

Total Non-Interest Expense	—	13,653	9,761	7,602	17,363	37,307

Income from Discontinued Operations Before Income Taxes	17,092	6,657	2,445	1,243	20,780	17,893
Taxes	5,299	1,873	688	346	6,333	5,037

Income from Discontinued Operations	$11,793	$4,784	$1,757	$897	$14,447	$12,856

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	September 30	September 30
	2004	2003	September 30	December 31	September 30
	Q-T-D Average	Q-T-D Average	2004	2003	2003
Cash & Cash Equivalents	$206,295	$198,343	$163,560	$249,118	$251,493
Securities Available for Sale	1,196,746	1,022,807	1,272,347	1,266,635	1,018,309
Held to Maturity Securities	233,252	256,483	233,416	243,975	255,656

Total Securities	1,429,998	1,279,290	1,505,763	1,510,610	1,273,965

Total Cash and Securities	1,636,293	1,477,633	1,669,323	1,759,728	1,525,458

Loans held for sale	2,506	5,948	1,410	1,687	3,031
Commercial Loans	2,241,393	1,844,410	2,283,854	2,180,482	1,865,462
Mortgage Loans	1,540,198	1,244,117	1,571,217	1,381,040	1,265,985
Consumer Loans	418,175	376,038	413,143	393,712	371,115

Loans, net of unearned income	4,199,766	3,464,565	4,268,214	3,955,234	3,502,562
Allowance for Loan Losses	(50,414)	(46,779)	(45,219)	(41,578)	(40,666)
Goodwill	167,289	89,595	166,971	169,655	89,574
Other Intangibles	7,812	4,830	7,454	9,546	5,012

Total Intangibles	175,101	94,425	174,425	179,201	94,586
Real Estate Owned	4,033	3,364	4,234	3,203	3,834
Other Assets	212,263	143,495	217,264	195,915	181,722
Assets Related to Discontinued Operations	24,214	590,136	—	334,340	467,601

Total Assets	$6,203,762	$5,732,787	$6,289,651	$6,387,730	$5,738,128

MEMO: Earning Assets	$5,641,063	$4,739,583	$5,791,342	$5,505,243	$4,870,755

Interest-bearing Deposits	$3,436,008	$3,006,322	$3,414,149	$3,244,860	$2,971,782
Noninterest-bearing Deposits	859,238	716,530	890,911	893,627	727,513

Total Deposits	4,295,246	3,722,852	4,305,060	4,138,487	3,699,295
Short-term Borrowings	631,826	558,438	690,825	661,942	548,393
Long-term Borrowings	585,779	306,333	601,166	609,663	459,620

Total Borrowings	1,217,605	864,771	1,291,991	1,271,605	1,008,013
Other Liabilities	47,448	35,129	62,028	61,693	52,789
Liabilities Related to Discontinued Operations	23,661	555,485	—	300,754	433,491

Total Liabilities	5,583,960	5,178,237	5,659,079	5,772,539	5,193,588

Common Equity	619,802	554,550	630,572	615,191	544,540

Total Shareholders’ Equity	619,802	554,550	630,572	615,191	544,540

Total Liabilities & Equity	$6,203,762	$5,732,787	$6,289,651	$6,387,730	$5,738,128

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
Quarterly/Year-to-Date Share Data:	2004	2003	2004	2004	2004	2003
Earnings Per Share from Continuing Operations:
Basic	$0.29	$0.44	$0.52	$0.52	$1.33	$1.33
Diluted	$0.29	$0.43	$0.51	$0.51	$1.31	$1.32
Earnings Per Share from Discontinued Operations:
Basic	$0.27	$0.12	$0.04	$0.02	$0.33	$0.31
Diluted	$0.27	$0.12	$0.04	$0.02	$0.33	$0.31
Earnings Per Share:
Basic	$0.56	$0.56	$0.56	$0.54	$1.66	$1.64
Diluted	$0.56	$0.55	$0.55	$0.53	$1.64	$1.62
Common Dividend Declared Per Share	$0.26	$0.25	$0.25	$0.25	$0.76	$0.75
High Common Stock Price	$36.09	$31.61	$33.67	$31.60	$36.09	$31.61
Low Common Stock Price	$30.35	$28.37	$29.15	$29.36	$29.15	$26.58
Average Shares Outstanding: (Net of Treasury Stock):
Basic	43,319,414	41,328,476	43,511,510	43,680,837	43,503,066	41,615,354
Diluted	43,858,149	41,823,011	44,005,011	44,258,584	44,043,491	42,091,262
Memorandum Items:
Tax Applicable to Security Transactions	$96	$43	$37	$250	$383	$672
Common Dividends	$10,892	$10,301	$10,867	$10,916	$32,675	$31,100

	September	September	June	March
EOP Share Data:	2004	2003	2004	2004
Book Value Per Share	$14.59	$13.22	$14.09	$14.34
Tangible Book Value Per Share	$10.55	$10.93	$10.06	$10.30
52-week High Common Stock Price	$36.09	$31.61	$33.67	$31.61
Date	09/17/04	09/08/03	06/24/04	09/08/03
52-week Low Common Stock Price	$28.92	$26.09	$28.37	$27.40
Date	10/24/03	10/09/02	07/01/03	04/01/03
EOP Shares Outstanding (Net of Treasury Stock):	43,220,548	41,204,046	43,430,523	43,627,204
Memorandum Items:
EOP Employees (full-time equivalent)	1,393	1,545	1,549	1,509

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2004	2003	2004	2004	2004	2003
Selected Yields and Net Interest Margin:
Loans	5.68%	5.94%	5.61%	5.75%	5.68%	6.19%
Investment Securities	4.68%	4.47%	4.58%	4.50%	4.59%	4.90%
Money Market Investments/FFS	1.13%	1.71%	1.12%	2.81%	1.29%	1.39%
Average Earning Assets Yield	5.38%	5.57%	5.32%	5.42%	5.38%	5.82%
Interest-bearing Deposits	1.43%	1.58%	1.38%	1.37%	1.39%	1.83%
Short-term Borrowings	0.97%	1.09%	0.93%	0.97%	0.95%	1.45%
Long-term Borrowings	5.13%	5.38%	4.54%	4.47%	4.67%	5.88%
Average Liability Costs	1.84%	2.22%	1.87%	1.87%	1.86%	2.47%
Net Interest Spread	3.54%	3.35%	3.45%	3.55%	3.52%	3.35%
Net Interest Margin	3.86%	3.75%	3.77%	3.86%	3.83%	3.78%
Selected Financial Ratios:
Return on Average Common Equity	15.75%	16.40%	15.38%	15.19%	15.44%	16.58%
Return on Average Assets	1.57%	1.59%	1.51%	1.52%	1.53%	1.60%
Efficiency Ratio (consolidated)	53.17%	51.62%	49.00%	49.20%	50.56%	51.48%

	September		September		June		March
	2004		2003		2004		2004
Loan / Deposit Ratio	99.14%		94.68%		97.76%		100.69%
Allowance for Loan Losses/ Loans, net of unearned income	1.06%		1.16%		1.03%		1.02%
Allowance for Credit Losses (1) / Loans, net of unearned income	1.21%		1.37%		1.21%		1.23%
Nonaccrual Loans / Loans, net of unearned income	0.15%		0.26%		0.17%		0.16%
90-Day Past Due Loans/ Loans, net of unearned income	0.13%		0.27%		0.24%		0.22%
Non-performing Loans/ Loans, net of unearned income	0.28%		0.53%		0.40%		0.39%
Non-performing Assets/ Total Assets	0.26%		0.38%		0.31%		0.30%
Primary Capital Ratio	10.67%		10.13%		10.08%		10.43%
Shareholders’ Equity Ratio	10.03%		9.49%		9.38%		9.73%
Price / Book Ratio	2.37	x	2.27	x	2.31	x	2.13	x
Price / Earnings Ratio	15.84	x	13.81	x	15.03	x	14.36	x

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	September	September	December	June	March
Credit Quality Data:	2004	2003	2003	2004	2004
EOP Non-Accrual Loans	$6,364	$8,998	$7,523	$6,966	$6,555
EOP 90-Day Past Due Loans	5,447	9,468	11,052	9,843	9,167

Total EOP Non-performing Loans	$11,811	$18,466	$18,575	$16,809	$15,722
EOP Other Real Estate & Assets Owned	4,234	3,225	3,203	3,599	3,312

Total EOP Non-performing Assets	$16,045	$21,691	$21,778	$20,408	$19,034

	Three Months Ended				Year to Date
	September	September	June	March	September	September
Allowance for Credit Losses:(1)	2004	2003	2004	2004	2004	2003
Beginning Balance	$51,379	$47,721	$51,351	$51,309	$51,309	$48,264
Provision	1,296	2,222	539	1,357	3,192	5,973

	52,675	49,943	51,890	52,666	54,501	54,237
Gross Charge-offs	(1,840)	(2,600)	(1,076)	(1,762)	(4,678)	(7,593)
Recoveries	640	467	565	447	1,652	1,166

Net Charge-offs	(1,200)	(2,133)	(511)	(1,315)	(3,026)	(6,427)

Ending Balance	$51,475	$47,810	$51,379	$51,351	$51,475	$47,810

Note: (1) Includes allowances for loan losses and lending-related commitments.